Exhibit 23


              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-24503 and 33-43605.

Rochester, New York           /s/ Arthur Andersen LLP
March 29, 1996